Exhibit 99.1

Diffusion Pharmaceuticals Announces Agreement with LifeSci Special Opportunities

LifeSci Special Opportunities Master Fund Announces Support for Diffusion’s Ongoing, Board-led Strategic Review Process and for Diffusion’s Nominees at 2022 Annual Meeting

New Director to be Appointed to Diffusion Board if Strategic Transaction Not Completed by mid-2023

CHARLOTTESVILLE, Va., December 16, 2022 -- Diffusion Pharmaceuticals Inc. (NASDAQ: DFFN) (“Diffusion” or the “Company”), a biopharmaceutical company developing novel therapies that may enhance the body’s ability to deliver oxygen to areas where it is needed most, today announced that it has entered into a settlement agreement with LifeSci Special Opportunities Master Fund Ltd., affiliated entities and certain related parties (collectively, “LifeSci Special Opportunities”), with respect to, among other things, the membership and composition of the Company’s board of directors (the “Board”), before the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

Under the terms of the agreement, LifeSci Special Opportunities will withdraw its slate of director nominees (the “LifeSci Nominees”) previously nominated for election and vote in favor of the Board’s recommended nominees at the Annual Meeting. Diffusion has agreed that, in the event it has not completed a transaction resulting from its ongoing strategic review process by July 1, 2023, the Company will promptly appoint an individual designated by LifeSci Special Opportunities to the Board, subject to certain conditions.

“We are very pleased to have reached an agreement with LifeSci Special Opportunities, enabling our board and management team to focus on expeditiously advancing our strategic review process to maximize long-term value for all our stockholders,” said Robert J. Cobuzzi, Jr., Ph.D., Chief Executive Officer of Diffusion and a member of the Board. “We appreciate LifeSci Special Opportunities’ support of our process.”

LifeSci Special Opportunities will not be submitting blue proxy cards for tabulation for the Annual Meeting and encourages stockholders to submit a WHITE proxy card in support of the Board’s recommendations on each proposal. All votes previously submitted on the blue proxy cards (whether respect to withdrawn directors or other agenda matters) will be disregarded in entirety.

LifeSci Special Opportunities, which currently beneficially owns approximately 4.8% of Diffusion’s outstanding shares, in the aggregate, is also subject to certain customary standstill provisions under the terms of the agreement. The complete agreement between Diffusion and LifeSci Special Opportunities will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

If you have any questions or need assistance in voting your shares, please contact Innisfree M&A Incorporated, Inc., our proxy solicitor, toll-free at (877) 456-3402. Banks and brokers may call collect at (212) 750-5833.

About Diffusion Pharmaceuticals Inc.

Diffusion Pharmaceuticals Inc. is a biopharmaceutical company developing novel therapies to enhance the body’s ability to deliver oxygen to areas where it is needed most. Diffusion’s lead product candidate, TSC, is being investigated to enhance the diffusion of oxygen to tissues with low oxygen levels, also known as hypoxia, a serious complication of many of medicine’s most intractable and difficult-to-treat conditions, including hypoxic solid tumors like GBM. For more information, please visit us at www.diffusionpharma.com.

Important Additional Information Regarding Proxy Solicitation

Diffusion has filed a definitive proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting (the “Proxy Statement”). Stockholders as of the record date of November 1, 2022, are eligible to vote at the Annual Meeting. Diffusion, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. Information regarding the names of Diffusion’s directors and executive officers and their respective interests in Diffusion by security holdings or otherwise is set forth in Diffusion’s proxy statement for the 2021 Annual Meeting of Stockholders, filed with the SEC on April 30, 2021, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 18, 2022. To the extent holdings of such participants in Diffusion’s securities have changed since the amounts set forth in the 2021 proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. Details concerning the nominees of Diffusion’s Board of Directors for election at the Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive Proxy Statement and other relevant documents filed by Diffusion with the SEC free of charge from the SEC’s website, www.sec.gov., or by directing a request by mail to Diffusion Pharmaceuticals Inc., Attention: Corporate Secretary, at 300 East Main Street, Suite 201, Charlottesville, Virginia 22902, via e-mail to proxyrequests@diffusionpharma.com, or by visiting the investor relations section of Diffusion’s website, investors.diffusionpharma.com.

Contacts

Gladstone Place Partners

Felipe Ucrós

212-230-5930

Tiberend Strategic Advisors, Inc.
Daniel Kontoh-Boateng/Jonathan Nugent
dboateng@tiberend.com
jnugent@tiberend.com

Forward-Looking Statements

This press release includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including the timing and potential outcome of the Company’s ongoing strategic alternative review process. The Company may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company’s control and, as a result, the Company’s actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company’s ongoing strategic alternative review process; the likelihood and timing of regulatory approval of TSC, if any, for the treatment of solid tumors complicated by hypoxia or any other indication, or the nature of any feedback the Company may receive from the U.S. Food and Drug Administration or other regulatory bodies; the impact of global supply chain disruptions on the Company’s drug product manufacturing capabilities, clinical development program, and associated timelines; the Company’s ability to identify, evaluate and execute potential business development transactional opportunities, if any; the Company’s ability to protect and expand its intellectual property portfolio; the Company’s access to capital resources: general economic, political, business, industry, and market conditions, including the ongoing COVID-19 pandemic, inflationary pressures, and geopolitical conflicts; and the other factors discussed under the heading “Risk Factors” in the Company’s filings most recent Annual Report on Form 10-K and other filings with the U.S. Securities and Exchange Commission. Any forward-looking statements in this press release speak only as of the date hereof (or such earlier date as may be identified) and, except as required by applicable law, rule, or regulation, the Company undertakes no obligation to update any such statements after the date hereof.